Exhibit 99.1

Effective as of July 31, 2016, Healthways, Inc. (the "Company" or "HWAY") completed the sale of its total population health services business (the "TPHS Business") to Sharecare, Inc. ("Sharecare") pursuant to terms of the previously announced Membership Interest Purchase Agreement (the "Purchase Agreement") among the Company, Sharecare, and Healthways SC, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("Healthways SC").  The following unaudited pro forma condensed consolidated financial information are based on our historical consolidated financial statements adjusted to give the effect of the sale of the TPHS Business. Beginning in the second quarter 2016, TPHS business results will be reflected in our consolidated financial statements as discontinued operations.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016 is presented as if the sale of the TPHS Business occurred on March 31, 2016. The Unaudited Pro Forma Consolidated Statement of Income for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013 are presented in each case giving effect to the sale of the TPHS Business.

The pro forma condensed consolidated financial statements are based on information currently available including certain assumptions and adjustments that the Company believes are reasonable. They are presented for informational purposes only and do not necessarily represent what our financial position and results of operations would have been had the sale of the TPHS Business occurred on the dates above, or to project our financial performance for any future period. The unaudited pro forma condensed consolidated financial information and the related notes should be read in conjunction with our audited financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

HEALTHWAYS, INC.
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2016
	Historical HWAY	Sale of TPHS Business	Pro Forma HWAY Continuing Operations
Revenues	$189,217	$(63,205)	$126,012
Cost of Services (exclusive of depreciation & amortization included below)	163,870	(72,493)	91,377
Selling, general and administrative expenses	16,195	(6,784)	9,411
Depreciation and amortization	12,746	(10,874)	1,872
Restructuring and related charges	5,741	(5,702)	39

Operating (loss) income	(9,335)	32,648	23,313
Interest expense	4,382	(277)	4,105

Operating (loss) income before income taxes	(13,717)	32,925	19,208
Income tax expense	180	(180)	-

Net (loss) income	(13,897)	33,105	19,208
Less: net income attributable to non-controlling interest	312	(312)	-
Net (loss) income attributable to Healthways, Inc.	$(14,209)	$33,417	$19,208

HEALTHWAYS, INC.

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	Year Ended December 31, 2015
	Historical HWAY	Sale of TPHS Business	Pro Forma HWAY Continuing Operations
Revenues	$770,598	$(318,506)	$452,092
Cost of Services (exclusive of depreciation & amortization included below)	635,909	(317,849)	318,060
Selling, general and administrative expenses	68,142	(32,596)	35,546
Depreciation and amortization	49,855	(42,986)	6,869
Restructuring and related charges	15,097	(14,395)	702
Gain on sale of business	(1,873)	1,873	-

Operating income	3,468	87,447	90,915
Interest expense	18,328	(332)	17,996
Equity in loss from joint ventures	(20,229)	20,229	-

Operating (loss) income before income taxes	(35,089)	108,008	72,919
Income tax (benefit) expense	(3,771)	33,056	29,285

Net (loss) income	(31,318)	74,952	43,634
Less: net loss attributable to non-controlling interest	(371)	371	-
Net (loss) income attributable to Healthways, Inc.	$(30,947)	$74,581	$43,634

HEALTHWAYS, INC.

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	Year Ended December 31, 2014
	Historical HWAY	Sale of TPHS Business	Pro Forma HWAY Continuing Operations
Revenues	$742,183	$(336,920)	$405,263
Cost of services (exclusive of depreciation & amortization included below)	597,643	(325,243)	272,400
Selling, general and administrative expenses	65,377	(45,107)	20,270
Depreciation and amortization	53,378	(46,343)	7,035
Legal settlement charges	17,715	-	17,715

Operating income (loss)	8,070	79,773	87,843
Interest expense	17,581	(1,082)	16,499
Equity in income from joint ventures	637	(637)	-

Operating (loss) income before income taxes	(10,148)	81,492	71,344
Income tax (benefit) expense	(4,587)	32,521	27,934

Net (loss) income	(5,561)	48,971	43,410
Less: net income attributable to non-controlling interest	-	-	-
Net (loss) income attributable to Healthways, Inc.	$(5,561)	$48,971	$43,410

HEALTHWAYS, INC.

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	Year Ended December 31, 2013
	Historical HWAY	Sale of TPHS Business	Pro Forma HWAY Continuing Operations
Revenues	$663,285	$(303,851)	$359,434
Cost of Services (exclusive of depreciation & amortization included below)	547,387	(299,075)	248,312
Selling, general and administrative expenses	61,205	(31,621)	29,584
Depreciation and amortization	52,791	(46,388)	6,403

Operating income	1,902	73,233	75,135
Interest expense	16,079	(331)	15,748

Operating (loss) income before income taxes	(14,177)	73,564	59,387
Income tax (benefit) expense	(5,636)	29,732	24,096
			-
Net (loss) income	(8,541)	43,832	35,291
Less: net income attributable to non-controlling interest	-	-	-
Net (loss) income attributable to Healthways, Inc.	$(8,541)	$43,832	$35,291

HEALTHWAYS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
(In thousands)
(Unaudited)

ASSETS

	March 31, 2016
	Historical HWAY	Sale of TPHS Business (a)	Pro Forma Adjustments	Notes	Pro Forma HWAY Continuing Operations
Current assets:
Cash and cash equivalents	$3,094	$(2,225)			$869
Accounts receivable, net	101,233	(46,002)			55,231
Prepaid expenses	10,057	(4,804)			5,253
Other current assets	4,314	(2,418)	1,287	(b)	3,183
Income taxes receivable	1,293	(961)			332
Total current assets	119,991	(56,410)	1,287	-	64,868
					-
Property and equipment
Leasehold improvements	37,627	(9,953)			27,674
Computer equipment and related software	317,918	(284,259)			33,659
Furniture and office equipment	19,812	(6,290)			13,522
Capital projects in process	16,939	(15,007)			1,932
	392,296	(315,509)			76,787
Less accumulated depreciation	(242,546)	187,052			(55,494)
	149,750	(128,457)			21,293
					-
Other assets	17,255	(11,185)			6,070
Intangible assets, net	60,480	(31,084)			29,396
Goodwill, net	336,974	-			336,974
	$684,450	$(227,136)	$1,287		$458,601

HEALTHWAYS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
(In thousands)
(Unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2016
	Historical HWAY	Sale of TPHS Business (a)	Pro Forma Adjustments	Notes	Pro Forma HWAY Continuing Operations
Current liabilities:
Accounts payable	$44,703	$(19,747)			$24,956
Accrued salaries and benefits	21,268	(14,650)	$14,650	(c)	21,268
Accrued liabilities	47,695	(15,469)			32,226
Deferred revenue	6,810	(6,230)			580
Contract billings in excess of earned revenue	13,967	(13,677)			290
Current portion of long-term debt	23,007	-			23,007
Current portion of long-term liabilities	6,722	-			6,722
Total current liabilities	164,172	(69,773)	14,650	-	109,049
					-
Long-term debt	206,386	-	25,000	(d)	231,386
Long-term deferred tax liability	16,328	-			16,328
Other long-term liabilities	28,192	-			28,192

Stockholders' equity:
Preferred stock $ .001 par value,	-	-			-
Common stock	36	-			36
Additional paid-in capital	304,121	1,086			305,207
Retained earnings (deficit)	(4,550)		(195,726)	(d)(e)	(200,276)
Treasury stock, at cost	(28,182)				(28,182)
Accumulated other comprehensive loss	(3,139)				(3,139)
Total Healthways, Inc. stockholders' equity	268,286	1,086	(195,726)		73,646
Non-controlling interest	1,086	(1,086)	-		-
Total stockholders' equity	269,372	-	(195,726)		73,646

Total liabilities and stockholders' equity	$684,450	$(69,773)	$(156,076)		$458,601

Notes to Unaudited Pro Forma Consolidated Balance Sheet

a	These adjustments reflect the elimination of the assets and liabilities of the TPHS business.

b	This adjustment represents the estimated settlement amount for positive net working capital transferred with the divested business.

c	This adjustment reflects the Company's retention of salary and benefits liabilities otherwise part of the TPHS business.

d
This adjustment reflects the incremental borrowing by the Company to fund the $25 million cash payment made by the Company to the buyer as part of the TPHS sale.  This adjustment incrementally affects the loss recorded to retained earnings on the sale.

e	This adjustment reflects the impact to retained earnings of the estimated loss of $170.7 million upon the sale of the TPHS business given effect on March 31, 2016.